{00028958.DOCX:4 } 1 EXECUTION VERSION SEPARATION AGREEMENT AND GENERAL RELEASE This SEPARATION AGREEMENT AND GENERAL RELEASE, dated as of September 1, 2021 (this “Agreement”), is entered into by and between Riley Exploration Permian, Inc., a Delaware corporation (the “Company”), and Michael J. Rugen (“Employee”). The Company and Employee are each referred to herein individually as a “Party” and collectively as the “Parties.” WHEREAS, Employee was employed by the Company and, as of the Separation Date (as defined below), Employee was no longer employed by the Company, as Employee voluntarily resigned all positions with the Company without Good Reason as defined in the Parties’ February 26, 2021 (the “Employment Agreement”); WHEREAS, the Parties wish for Employee to receive certain separation benefits and treatment of Time-Based Restricted Stock (defined below), which are conditioned upon Employee’s entry into, and non-revocation of, this Agreement in the time provided to do so and Employee’s compliance with the terms of this Agreement; and WHEREAS, the Parties wish to resolve any and all claims that Employee has or may have against the Company or any of the other Company Parties (as defined below), including any claims that Employee may have arising out of Employee’s employment or the end of such employment. NOW, THEREFORE, in consideration of the promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties agree as follows: 1. Resignation and Separation. The Parties acknowledge and agree that, effective as of September 1, 2021 (the “Separation Date”), Employee has irrevocably resigned without Good Reason (as defined in the Employment Agreement) from: (i) all positions as an officer of the Company and any of its subsidiaries and affiliates, (ii) the Board of Directors of the Company and any of its subsidiaries and affiliates, and (iii) from the Board of Directors (or similar governing body) of any corporation, limited liability entity, unlimited liability entity, or other entity in which the Company or any of its subsidiaries or affiliates holds an equity interest and with respect to which Board of Directors (or similar governing body) Employee serves as the Company or such Company affiliate’s designee or other representative immediately prior to the Separation Date. Regardless of whether Employee signs this Agreement, Employee’s employment with the Company ceased as of Separation Date. Employee shall receive all wages earned through the Separation Date to which he is entitled pursuant to the terms of the Employment Agreement. This Agreement shall be effective on the date immediately following the expiration of the Release Revocation Period (as defined below), provided that Employee does not exercise his revocation right pursuant to Section 16 (“Effective Date”). 2. Separation Benefits. Provided that Employee (i) signs this Agreement and returns it to the Company in accordance with Section 19 below no later than 11:59 p.m. Central Time on September 22, 2021; (ii) does not exercise Employee’s revocation right pursuant to Section 16; and (iii) abides by each of Employee’s commitments set forth herein, then the

{00028958.DOCX:4 } 2 Employee will receive the following payments, each of which is subject to all applicable withholdings in accordance with Section 14 below: a. Separation Payment. A lump sum cash payment of One Hundred Thirty Seven Thousand Five Hundred Dollars ($137,500.00) within 30 days from the Separation Date. b. Accrued Vacation. Employee shall also be paid Fifteen Thousand Nine Hundred Eighty-Four and 19/100 Dollars ($15,984.19) for his accrued, unused vacation through the Separation Date, which is equal to fifteen (15) days. c. COBRA Benefit. During the portion, if any, of the period beginning on the Separation Date and ending six (6) months thereafter (the “COBRA Benefit Period”) that Employee elects to continue coverage for Employee and Employee’s spouse and eligible dependents, if any, under the Company’s group health plans pursuant to Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Company shall pay the premium for such coverage to the administrator for COBRA on a monthly basis (the “COBRA Benefit”). Employee shall be eligible for such COBRA Benefit until the earliest of: (x) the last day of the COBRA Benefit Period; (y) the date Employee is no longer eligible to receive COBRA continuation coverage; and (z) the date on which Employee becomes eligible to receive coverage under a group health plan sponsored by another employer (and any such eligibility shall be promptly reported to the Company by Employee); provided, however, that the election of COBRA continuation coverage shall remain Employee’s sole responsibility. Employee’s health and other medical insurance coverage will cease at midnight on the last day of the month containing the Separation Date. d. Stock Award. The Company shall accelerate the vesting of certain unvested Time- Based Restricted Stock (defined below), as described further in Section 3(b) and the Company will pay to Employee the associated Retained Distributions (as defined in the Award Agreement) in the amount of Six Thousand Forty-One Dollars ($6,041.00) e. Indemnification and Insurance. In the event that Employee is made a party or threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that he was a director or officer of the Company, or any affiliate of the Company, or was serving at the request of the Company as a director, officer, member, employee, or agent of another corporation or a partnership, joint venture, trust, or other enterprise, Employee will be indemnified and held harmless by the Company to the maximum extent permitted under applicable law and the Company’s bylaws from and against any liabilities, costs, claims, and expenses, including all costs and expenses incurred in defense of any Proceeding (including attorneys’ fees). The indemnification rights in the preceding sentence shall not apply to any Proceeding Employee may bring against the Company or any other member of the Company

{00028958.DOCX:4 } 3 Parties (as defined below) or any Proceeding they may bring against him. For a period of six (6) years after the Separation Date, the Company or any successor to the Company shall purchase and maintain, at its own expense, directors’ and officers’ liability insurance providing coverage to Employee on terms that are no less favorable than the coverage provided to other directors and similarly situated executives of the Company or any successor. Notwithstanding any other provision of this Agreement, (i) the Employee’s execution of this Agreement is not a concession or guaranty that he has any such right or claim to indemnification or insurance coverage, (ii) this Agreement does not create any additional rights to indemnification or insurance coverage other than as expressly provided for above, and (iii) the Company and the other members of the Company Parties retain any and all defenses they may have to such indemnification or coverage. 3. Stock Award. a. Employee and the Company entered into that certain Restricted Stock Award Agreement dated April 1, 2021 (the “Award Agreement”), pursuant to which Employee was granted 10,788 shares of Restricted Stock, as defined in, and pursuant to the terms of, the Award Agreement and the Company’s 2021 Long Term Incentive Plan (as may be amended and restated from time to time) (the “LTIP”). Such Restricted Stock awarded to Employee was granted pursuant to time-based vesting requirements and is referred to as the “Time-Based Restricted Stock.” b. Provided that Employee satisfies the terms set forth in Section 2(i)-(iii) then, as of the Effective Date: (i) all shares of Time-Based Restricted Stock that were unvested as of the time immediately prior to the Separation Date shall become vested; and (ii) the Company shall pay to Employee the Retained Distributions set forth in Section 2(d) above. c. In entering into this Agreement, Employee expressly acknowledges and agrees that he has not assigned, transferred, alienated, encumbered, or hypothecated, sold, delivered, mortgaged, pledged or granted options or rights to purchase any of the Time-Based Restricted Stock. 4. Satisfaction of All Payment Amounts; Prior Rights and Obligations. Except as set forth in this Agreement, Employee acknowledges that he has received all wages, bonuses and other compensation, been provided all benefits and been afforded all rights and been paid all sums that Employee is owed or has been owed or could ever be owed by the Company or any other Company Party, including all payments arising out of the Employment Agreement, all incentive plans (including the LTIP), and any other bonus arrangements or any other agreement between Employee and any Company Party. For the avoidance of doubt, Employee acknowledges and agrees that, except to the extent expressly provided for under the terms of this Agreement, Employee is not eligible to receive any other severance or severance benefits, and Employee is not entitled to receive any portion

{00028958.DOCX:4 } 4 of any further or future bonus or incentive award (pursuant to the Employment Agreement, the LTIP or otherwise). 5. Release of Claims. a. For good and valuable consideration, including the Company’s agreement to provide the consideration set forth in Sections 2 and 3(b) (and any portions thereof), Employee hereby forever releases, discharges and acquits the Company, each of its present and former subsidiaries and other affiliates, and each of the foregoing entities’ respective past, present and future subsidiaries, affiliates, stockholders, members, partners, directors, officers, managers, employees, agents, attorneys, heirs, predecessors, successors and representatives in their personal and representative capacities, as well as all employee benefit plans maintained by the Company or any of its subsidiaries or other affiliates and all fiduciaries and administrators of any such plans, in their personal and representative capacities (collectively, the “Company Parties”), from liability for, and Employee hereby waives, any and all claims, damages, or causes of action of any kind related to Employee’s employment with any Company Party, the termination of such employment, and any other acts or omissions related to any matter on or prior to the time that Employee executes this Agreement, whether arising under federal or state laws or the laws of any other jurisdiction, including (i) any alleged violation through such date of: (A) any federal, state or local anti-discrimination or anti- retaliation law, including the Age Discrimination in Employment Act of 1967 (including as amended by the Older Workers Benefit Protection Act), Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, Sections 1981 through 1988 of Title 42 of the United States Code, and the Americans with Disabilities Act of 1990; (B) the Employee Retirement Income Security Act of 1974 (“ERISA”); (C) the Immigration Reform Control Act; (D) the National Labor Relations Act; (E) the Occupational Safety and Health Act; (F) the Family and Medical Leave Act of 1993; (G) any federal, state or local wage and hour law; (H) any other local, state or federal law, regulation, ordinance or orders which may have afforded any legal or equitable causes of action of any nature; or (I) any public policy, contract, tort, or common law claim or claim for defamation, emotional distress, fraud or misrepresentation of any kind; (ii) any allegation for costs, fees, or other expenses including attorneys’ fees incurred in, or with respect to, a Released Claim; (iii) any and all rights, benefits, or claims Employee may have under any employment contract, incentive or compensation plan or agreement or under any other benefit plan, program or practice, including the LTIP; and (iv) any claim for compensation, damages or benefits of any kind not expressly set forth in this Agreement (collectively, the “Released Claims”). This Agreement is not intended to indicate that any such claims exist or that, if they do exist, they are meritorious. Rather, Employee is simply agreeing that, in exchange for any consideration received by Employee pursuant to Section 2 or 3(b), any and all potential claims of this nature that Employee may have against any of the Company Parties, regardless of whether they actually exist, are expressly settled, compromised and waived. THIS RELEASE INCLUDES MATTERS ATTRIBUTABLE TO THE SOLE OR PARTIAL NEGLIGENCE (WHETHER GROSS OR SIMPLE) OR OTHER

{00028958.DOCX:4 } 5 FAULT, INCLUDING STRICT LIABILITY, OF ANY OF THE COMPANY PARTIES. b. Protected Disclosures/Actions. Despite any of the obligations stated in this Agreement (including Released Claims), Employee acknowledges and agrees that neither this Agreement nor any other agreement or policy of the Company Parties shall prevent Employee from participating in the Protected Disclosures/Actions (as defined below), including providing information to or filing a report, charge or complaint, including a challenge to the validity of this Agreement, with the Equal Employment Opportunity Commission (“EEOC”), Department of Labor (“DOL”), National Labor Relations Board (“NLRB”), Securities and Exchange Commission (“SEC”) or any other governmental agency (each a “Governmental Agency”), from participating in any investigation or proceeding conducted by any governmental agency, or from any other protected whistleblower disclosure or action (collectively “Protected Disclosures/Actions”). Employee understands that this Agreement does not impose any condition precedent (such as prior notice to the Company or Company Parties), any penalty, or any other restriction or limitation adversely affecting Employee’s rights regarding any governmental agency disclosure, report, claim or investigation. Employee further understands that he may disclose his wages, hours, or other terms and conditions of employment in the exercise of any rights provided by the National Labor Relations Act. Employee acknowledges and agrees that he has waived in this Agreement any right to recover any monetary relief or other personal remedies in any governmental agency or other action brought against the Company and Company Parties by him or on his behalf; however, Employee understands this Agreement does not limit his right to receive an award for information provided under any SEC program. 6. Representation About Claims. Employee represents and warrants that, as of the date on which Employee signs this Agreement, Employee has not filed any claims, complaints, charges, or lawsuits against any of the Company Parties with any Governmental Agency or with any state or federal court or arbitrator for or with respect to a matter, claim, or incident that occurred or arose out of one or more occurrences that took place on or prior to the time at which Employee signs this Agreement. Employee further represents and warrants that Employee has made no assignment, sale, delivery, transfer or conveyance of any rights Employee has asserted or may have against any of the Company Parties with respect to any Released Claim. 7. Employee’s Acknowledgments. By executing and delivering this Agreement, Employee expressly acknowledges that: a. Employee has carefully read this Agreement and has had sufficient time to consider it; b. Employee is receiving, pursuant to this Agreement, consideration in addition to anything of value to which Employee is already entitled;

{00028958.DOCX:4 } 6 c. Employee has been advised, and hereby is advised in writing, to discuss this Agreement with an attorney of Employee’s choice and Employee has had an adequate opportunity to do so prior to executing this Agreement; d. Employee fully understands the final and binding effect of this Agreement; the only promises made to Employee to sign this Agreement are those contained herein; Employee is signing this Agreement knowingly, voluntarily and of Employee’s own free will, and Employee understands and agrees to each of the terms of this Agreement; e. The only matters relied upon by Employee and causing Employee to sign this Agreement are the provisions set forth in writing within the four corners of this Agreement; and f. No Company Party has provided any tax or legal advice regarding this Agreement and Employee has had an adequate opportunity to receive sufficient tax and legal advice from advisors of Employee’s own choosing such that Employee enters into this Agreement with full understanding of the tax and legal implications thereof. 8. Covenants. a. Employment Agreement Covenants. Employee acknowledges that he made certain commitments, and agreed to certain covenants (the “Covenants”), with respect to confidentiality and the non-disclosure of confidential information, non- competition, non-solicitation, inventions, and cooperation as set forth in Sections 11-13 and 30 of the Employment Agreement. Notwithstanding the prior termination of the Employment Agreement, and as a condition of the Company’s willingness to enter into this Agreement, Employee agrees and commits to abide by the provisions in Sections 11-13 and 30 of the Employment Agreement and recognizes the effectiveness and enforceability of such provisions. The foregoing notwithstanding, the Parties hereby agree that the “Restricted Period” applicable to his obligations under Section 12 of the Employment Agreement shall be reduced to a period of six (6) months following the Separation Date. For avoidance of doubt, Employee agrees that the Covenants’ provisions with respect to confidentiality, non-disclosure, inventions, and cooperation will remain effective indefinitely. b. Exceptions. Notwithstanding the foregoing, nothing in this Agreement shall prohibit or restrict Employee from lawfully (a) initiating communications directly with, cooperating with, providing information to, causing information to be provided to, or otherwise assisting in an investigation by, any Governmental Agency or authority (including the SEC) regarding a possible violation of any law; (b) responding to any inquiry or legal process directed to Employee from any Governmental Agency or authority; (c) testifying, participating or otherwise assisting in an action or proceeding by any Governmental Agency or authority relating to a possible violation of law or (d) making any other disclosures that are protected under the whistleblower provisions of any applicable law. Additionally, pursuant to the federal Defend Trade Secrets Act of 2016, Employee shall not be

{00028958.DOCX:4 } 7 held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (i) is made (A) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney and (B) solely for the purpose of reporting or investigating a suspected violation of law; (ii) is made to Employee’s attorney in relation to a lawsuit for retaliation against Employee for reporting a suspected violation of law; or (iii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Nothing in this Agreement requires Employee to obtain prior authorization from the Company before engaging in any conduct described in this Section 8(b), or to notify the Company. c. Trading Restrictions. For a period of six (6) months after the Effective Date, Employee agrees he will not sell shares of the Company’s common stock or enter into any transaction involving Company securities to the extent such sale of shares or other transaction either (a) may reasonably be expected to require the filing of a report with the Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (b) would give rise to short- swing profit liability under Section 16(b) of the Exchange Act. Further, Employee agrees not to directly or indirectly buy or sell the Company’s stock or other securities as long as he possesses “material nonpublic information” as that term is defined by interpretations of the Exchange Act and the rules and regulations thereunder. Without limiting the generality of the foregoing, Employee agrees to comply with all restrictions and prohibitions on trading in Company securities applicable to designated employees (whether or not Employee is employed by the Company at such time) under the Company’s Policy Prohibiting Insider Trading and Unauthorized Disclosure of Information by certain Designated Persons (a copy of which was provided to Employee and posted on the Company website) for and during the blackout period ending on the close of the second full trading day following the date of the public release of the Company’s operating results for the quarter and fiscal year ended September 30, 2021. 9. Applicable Law. This Agreement is entered into under, and shall be governed for all purposes by, the laws of the State of Oklahoma without reference to the principles of conflicts of law thereof; provided, however, that Section 3 of this Agreement shall be governed by the laws of the State of Delaware without regard to the conflict of law provision thereof. 10. Counterparts. This Agreement may be executed in one or more counterparts (including electronic counterparts), each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement. 11. Amendment; Entire Agreement. Subject to Section 13, this Agreement may not be changed orally but only by an agreement in writing agreed to and signed by the Party to be charged. This Agreement, the Award Agreement, and the LTIP, along with any confidentiality and non-disclosure agreements (including the Covenants), constitute the entire agreement of the Parties with regard to the subject matters hereof and supersede all

{00028958.DOCX:4 } 8 prior and contemporaneous agreements and understandings, oral or written, between Employee and any Company Party with regard to the subject matters hereof. 12. Third-Party Beneficiaries. Employee expressly acknowledges and agrees that each Company Party that is not a signatory to this Agreement shall be a third-party beneficiary of Employee’s releases, representations, and covenants herein and shall be entitled to enforce such releases, representations, and covenants as if a party hereto. 13. Severability and Modification. Any term or provision of this Agreement (or part thereof) that renders such term or provision (or part thereof) or any other term or provision (or part thereof) of this Agreement invalid or unenforceable in any respect shall be severable and shall be modified or severed to the extent necessary to avoid rendering such term or provision (or part thereof) invalid or unenforceable, and such severance or modification shall be accomplished in the manner that most nearly preserves the benefit of the Parties’ bargain hereunder. 14. Withholding of Taxes and Other Deductions. The Company may withhold from any payments (cash, stock or any other wages or compensation) made pursuant to this Agreement all federal, state, local, and other taxes and withholdings as may be required by any law or governmental regulation or ruling (including without limitation, state and federal income tax, Social Security and Medicare taxes). 15. Return of Property. Employee represents that Employee has returned to the Company all documents, files (including electronically stored information), and other materials constituting or reflecting confidential or proprietary information of the Company or any other Company Party, and any other property belonging to the Company or any other Company Party, including all company vehicles, computers, mobile devices, computer files, electronically stored information and other materials, and Employee further represents and warrants that Employee has not maintained a copy of any such materials in any form. 16. Revocation Right. Employee understands that he may revoke this Agreement at any time within seven (7) days after he signs and delivers it to the Company, not counting the day upon which it is signed and delivered (the “Release Revocation Period”). This Agreement will not become effective or enforceable unless and until the seven (7) day revocation period has expired without his revoking it. To be effective, such revocation must be in writing signed by Employee and must be received by the Company in accordance with Section 19 below before 11:59 p.m. Central Time, on the last day of the Release Revocation Period. If an effective revocation is delivered in the foregoing manner and timeframe, then no consideration shall be provided to Employee pursuant to Section 2 and 3(b) and the release of claims set forth in Section 5 shall be of no force or effect and the remainder of this Agreement shall be in full force and effect. 17. Section 409A. Neither this Agreement nor any payment provided hereunder are intended to constitute “deferred compensation” subject to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the applicable Treasury regulations and administrative guidance issued thereunder (collectively, “Section 409A”), and this

{00028958.DOCX:4 } 9 Agreement shall be construed and administered in accordance with such intent. For purposes of Section 409A, each installment payment provided under this Agreement shall be treated as a separate payment. Notwithstanding the foregoing, the Company makes no representations that the payments provided under this Agreement comply with or are exempt from the requirements of Section 409A and in no event shall the Company or any other Company Party be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by Employee on account of non-compliance with Section 409A. 18. Interpretation. Titles and headings to sections hereof are for the purpose of reference only and shall in no way limit, define or otherwise affect the provisions hereof. All references herein to a statute, agreement, instrument or other document shall be deemed to refer to such statute, agreement, instrument or other document as amended, supplemented, modified and restated from time to time. The word “or” as used herein is not exclusive and is deemed to have the meaning “and/or.” The words “herein”, “hereof”, “hereunder” and other compounds of the word “here” shall refer to the entire Agreement and not to any particular provision hereof. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any Party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the Parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the Parties. 19. Notices. Any notices regarding acceptance, rejection, revocation, breach, or any other matters arising under this Separation Agreement shall be sent by certified mail, overnight courier, or another method of delivery which provides a receipt of delivery and shall be addressed as provided below. Any change of contact information listed below shall be promptly reported to the other party at the address below. Notices to Michael J. Rugen should be addressed to his/her home address on file with the Company. Notices to the Company should be addressed to Riley Exploration Permian, Inc., Attention: Bobby D. Riley, 29 East Reno Avenue, Oklahoma City, OK 73104. 20. Non-disparagement. Excluding the Protected Disclosures/Actions, Employee agrees to not disparage, criticize, condemn or impugn the business or personal reputation or character of the Company or any of the Company Parties and to not publish or make in any manner any oral, electronic or written statements about the Company or any of the Company Parties to any third party that are negative, untrue, malicious, obscene, threatening, harassing, intimidating or discriminatory or which are designed to harm any of the foregoing.

{00028958.DOCX:4 } 10 21. Cooperation; Further Assurances. Employee agrees to fully cooperate with the Company and its attorneys, and to provide truthful information and/or testimony regarding any current or future litigation or investigations arising from actions or events occurring during Employee’s employment with the Company. Employee also agrees to notify the Company if he is contacted by any person or representative of any person (except for governmental representatives) seeking information about the Company. Employee further agrees that he shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as the Company may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated thereunder. 22. Period to Consider this Agreement. Employee understand that he has twenty-one (21) days from the date he receives this Agreement or the Separation Date, whichever is later and not counting the day he receives this Agreement or the Separation Date (as applicable), to consider whether he wishes to sign this Agreement. Employee understand that he may not sign this Agreement prior to his Separation Date. If Employee signs this Agreement before the end of the 21-day period, it will be his voluntary decision to do so because he has decided that he does not need any additional time to decide whether to sign this Agreement. Employee agrees that any changes made to this Agreement before he signs it, whether material or immaterial, will not restart the 21-day period. [SIGNATURE PAGE FOLLOWS]

{00028958.DOCX:4 } 11 IN WITNESS WHEREOF, the Parties have executed this Separation Agreement and General Release as of the Separation Date. THE COMPANY Riley Exploration Permian, Inc. /s/ Bobby D. Riley Bobby D. Riley Chief Executive Officer EMPLOYEE /s/ Michael J. Rugen Michael J. Rugen